SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                      ____________________


                             FORM 8-K

                           CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     May 4, 2001



                      DATRON SYSTEMS INCORPORATED
           (Exact name of registrant as specified in its charter)


 Delaware                 0-7445                     95-2582922
 ___________________________________________________________________________
(State or other      (Commission File No.)        (I.R.S. Employer
jurisdiction of                                  Identification No.)
incorporation)



                        3030 Enterprise Court
                        Vista, California 92083
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (760) 734-5454



Item 5.  Other Events.

         On May 4, 2001, David A. Derby, chairman, president and chief executive officer of Datron Systems Incorporated, responded to the letter dated April 24, 2001 from Duncan Soukup, managing director of Acquisitor Plc, previously made public by Acquisitor. A copy of Mr. Derby's letter is attached hereto as Exhibit 99.1.


Item 7.  Exhibits.

         99.1    Letter from David A. Derby to Duncan Soukup dated
                 May 4, 2001.

[REST OF PAGE INTENTIONALLY LEFT BLANK]



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  DATRON SYSTEMS INCORPORATED



                                  By:     WILLIAM L. STEPHAN
                                  Name:   WILLIAM L. STEPHAN
                                  Title:  Vice President and
                                          Chief Financial Officer

Date:  May 4, 2001